EXHIBIT 1

AMENDED AND RESTATED JOINT FILING AGREEMENT

THIS AMENDED AND RESTATED JOINT FILING AGREEMENT is entered into as of December 1, 2009, by and among the parties signatories hereto.  This Amended and Restated Joint Filing Agreement amends and restates the Joint Filing Agreement, dated December 3, 2003, filed as Exhibit 1 to the Schedule 13D filed on December 4, 2003 (the “Schedule 13D”).

The undersigned hereby agree that the Schedule 13D with respect to the shares of common stock, par value $0.001 per share, of InterMune, Inc., a Delaware corporation, is, and any amendment thereafter signed by each of the undersigned shall be, filed on behalf of each undersigned pursuant to and in accordance with the provisions of 13d-1(k) under the Securities Exchange Act of 1934, as amended.

Dated: December 1, 2009	WARBURG, PINCUS EQUITY PARTNERS, L.P.
	By:	Warburg Pincus Partners, LLC,
its General Partner

	By:	Warburg Pincus & Co.,
its Managing Member

	By:	/s/ Scott A. Arenare
		Name:	Scott A. Arenare
		Title:	Partner

Dated: December 1, 2009	WARBURG PINCUS & CO.

	By:	/s/ Scott A. Arenare
		Name:	Scott A. Arenare
		Title:	Partner

Dated: December 1, 2009	WARBURG PINCUS LLC

	By:	/s/ Scott A. Arenare
		Name:	Scott A. Arenare
		Title:	Managing Director

Dated: December 1, 2009	WARBURG PINCUS PARTNERS, LLC
	By:	Warburg Pincus & Co.,
its Managing Member

	By:	/s/ Scott A. Arenare
		Name:	Scott A. Arenare
		Title:	Partner
Dated: December 1, 2009

	By:	/s/ Scott A. Arenare
		Name:	Charles R. Kaye
		By:	Scott A. Arenare, Attorney-in-Fact*

Dated: December 1, 2009

	By:	/s/ Scott A. Arenare
		Name:	Joseph P. Landy
		By:	Scott A. Arenare, Attorney-in-Fact**

* The Power of Attorney given by Mr. Kaye was previously filed with the SEC on March 2, 2006 as an exhibit to a statement on Schedule 13D filed by Building Products, LLC with respect to Builders FirstSource, Inc. and is hereby incorporated by reference.

** The Power of Attorney given by Mr. Landy was previously filed with the SEC on March 2, 2006 as an exhibit to a statement on Schedule 13D filed by Building Products, LLC with respect to Builders FirstSource, Inc. and is hereby incorporated by reference.